UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 30, 2016

FUEL SYSTEMS SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32999	20-3960974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	780 Third Avenue, 25th Floor, New York, NY (Address of principal executive offices)	10017 (Zip Code)

Registrant's telephone number, including area code: (646) 502-7170

______________________________________ (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2016, Mariano Costamagna entered into a second amendment (the “Second Amendment”) to the Retirement Agreement, dated April 24, 2015, with Fuel Systems Solutions, Inc. (the “Company”) and its wholly-owned subsidiary, MTM S.r.L. (“MTM”), as amended by that Amendment to Retirement Agreement, dated December 16, 2015 (as amended, the “Retirement Agreement”).  Mr. Costamagna agreed to continue serving as the Chief Executive Officer of the Company and to maintain executive authority with regard to MTM beyond the previously agreed extension of his retirement date of April 30, 2016.  The Second Amendment provides for Mr. Costamagna to continue to serve in such capacities until the earlier of (i) the closing date of the merger agreement with Westport Innovations Inc., and (ii) June 30, 2016.  All other terms of the Retirement Agreement and the Restricted Stock Unit Agreement entered into as of April 24, 2015 between the Company and Mr. Costamagna remain unchanged and are in full force and effect.

The description of the Second Amendment set forth above is not complete and is qualified in its entirety by reference to the Second Amendment to Retirement Agreement, dated  April 30, 2016, among Mr. Costamagna, the Company and MTM, a copy of which is attached in its entirety as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Second Amendment to Retirement Agreement, dated April 30, 2016, between Mariano Costamagna, Fuel Systems Solutions, Inc. and MTM S.r.L.

10.2
Amendment to Retirement Agreement, dated  December 16, 2015, between Mariano Costamagna, Fuel Systems Solutions, Inc. and MTM S.r.L. (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed on December 18, 2015)

10.3
Retirement Agreement, dated April 24, 2015, between Mariano Costamagna, Fuel Systems Solutions, Inc. and MTM S.r.L. (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed on April 28, 2015).

10.4
Restricted Stock Unit Agreement under 2009 Restricted Stock Plan between Fuel Systems Solutions, Inc. and Mariano Costamagna (incorporated by reference to Exhibit 10.3 of the Company’s Quarterly Report on Form 10-Q filed on August 10, 2015).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUEL SYSTEMS SOLUTIONS, INC.

Dated: May 5, 2016	By:	/s/ Pietro Bersani
Pietro Bersani Chief Financial Officer